Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT DARIOHEALTH CORP. TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DENOTED IN BRACKETS WITH ASTERISKS THROUGHOUT THIS EXHIBIT.

DarioHealth Corp.

February 27, 2025

Near Water Growth LLC

[***]

Re:	Second Amendment to Consulting Agreement dated September 3, 2021

Dear Sir:

Reference is made to that certain Consulting Agreement dated September 3, 2021, as amended on June 5, 2023 (the “Consulting Agreement”) by and between DarioHealth Corp. a Delaware corporation (the “Company”) and Near Water Growth LLC (“NW”) pursuant to which the Company agreed to engage NW to provide certain consulting and advisory services on certain terms and conditions. The purpose of this letter agreement (this “Amendment Letter”) is to amend and modify the Consulting Agreement.

The Company and NW hereby agree to amend and modify the Consulting Agreement as follows:

1.	Adding a Section 2.1(c) to the Consulting Agreement which shall provide as follows:

“In addition to the compensation payable to the Consultant as provided herein, commencing on September 1, 2024 the Company agrees to pay the Consultant a monthly retainer of $5,000 (the “Retainer”). Commencing on January 1, 2025, the Company agrees to increase the Retainer payable to the Consultant to $10,000 per month during the Term.”

This Amendment Letter shall become effective as of the date hereof. There are no conditions precedent or subsequent to the effectiveness of this Amendment Letter. Except as modified by the terms of this Amendment Letter, the terms and provisions of the Consulting Agreement shall remain unmodified and in full force and effect. Other than as stated herein, this Amendment Letter shall not operate as a waiver of any condition or obligation imposed on the parties under the Consulting Agreement. In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment Letter and any provision of the Consulting Agreement, the provisions of this Amendment Letter shall govern and control. This Amendment shall not be changed or modified orally, but only by an instrument in writing signed by the parties.

Please execute this Amendment Letter in the space provided below in order to evidence your agreement with the terms hereof.

Sincerely,

DARIOHEALTH CORP.

By:	/s/ Erez Raphael
Name: Erez Raphael
Title: Chief Executive Officer

ACCEPTED AND AGREED:

NEAR WATER GROWTH LLC

By:	J.P. Leisure
Name: J.P. Leisure
Title: Member